UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 15, 2025 (May 14, 2025)
Spruce Power Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38971	83-4109918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 S Colorado Blvd, Suite 2-825, Denver, Colorado	80222
(Address of principal executive offices)	(Zip Code)
(866) 777-8235
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (12 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 14, 2025, Spruce Power Holding Corporation (the “Company”) furnished a Current Report on Form 8-K (the “Original Form 8-K”) to announce the Company’s results for the first quarter ended March 31, 2025 within a press release (the “Earnings Release”) furnished as Exhibit 99.1 to the Original Form 8-K.

Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) amends the Original Form 8-K solely to correct certain financial information included in the Earnings Release as further described below.

The changes reflected in the revised earnings release furnished as Exhibit 99.1 to this Amendment No. 1 (the “Amended Earnings Release”) are edits to the second sentence of the second paragraph under the Consolidated Financial Results header to read: “Core operating expenses, which includes both selling, general & administrative expenses (“SG&A”) of $14.1 million and operations & maintenance expenses (“O&M”) of $3.9 million, were $18.0 million for the first quarter of 2025, up from $13.5 million, $3.1 million, and $16.6 million for the first quarter of 2024, respectively.”

Item 2.02. Results of Operations and Financial Condition.

On May 15, 2025, the Company issued the Amended Earnings Release announcing the Company’s results for the first quarter ended March 31, 2025. A copy of the Amended Earnings Release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The changes described in the Explanatory Note are reflected in the Amended Earnings Release.

The information disclosed in or incorporated by reference into this Item 2.02, including Exhibit 99.1, is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
99.1	Press Release of Spruce Power Holding Corporation, issued May 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRUCE POWER HOLDING CORPORATION

Date: May 15, 2025	By:	/s/ Jonathan M. Norling
	Name:	Jonathan M. Norling
	Title:	Chief Legal Officer